                                                                    Exhibit 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  Robert N. Burt
                                            ------------------------------------
                                            Robert N. Burt

                                                                    Exhibit 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  Archie W. Dunham
                                            ------------------------------------
                                            Archie W. Dunham

                                                                    Exhibit 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.
        Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  William A. Franke
                                            ------------------------------------
                                            William A. Franke

                                                                    Exhibit 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  Paul Hazen
                                            ----------------------------
                                            Paul Hazen

                                                                    EXHIBIT 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  Manuel J. Iraola
                                            ------------------------------------
                                            Manuel J. Iraola

                                                                    EXHIBIT 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  Marie L. Knowles
                                            ------------------------------------
                                            Marie L. Knowles

                                                                    Exhibit 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  Robert D. Krebs
                                            ------------------------------------
                                            Robert D. Krebs

                                                                    Exhibit 24.1


                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  Southwood J. Morcott
                                            ------------------------------------
                                            Southwood J. Morcott

                                                                    Exhibit 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  Gordon R. Parker
                                            ------------------------------------
                                            Gordon R. Parker

                                                                    Exhibit 24.1

                            PHELPS DODGE CORPORATION

        The undersigned, a Director of Phelps Dodge Corporation, a New York corporation (the "Corporation"), does hereby constitute and appoint Ramiro G. Peru, Gregory W. Stevens and S. David Colton and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more registration statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750 million (or the equivalent of U.S. $750 million based on the applicable exchange rate at the time of issue, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate amount of securities of the Corporation or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $750 million to the Corporation (and including, without limitation, the filing of a registration statement covering up to U.S. $150 million in aggregate initial offering price for additional Securities registered in accordance with Rule 462(b) under the Securities Act) (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or Executive Committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such registration statements of the Corporation relating to the Securities; and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19 day of June, 2001.

                                            /s/:  J. Steven Whisler
                                            ------------------------------------
                                            J. Steven Whisler